Provisions	12 Months Ended
Dec. 31, 2020
Provisions [abstract]
Provisions
17. PROVISIONS

	Closure and Decommissioning	Litigation	Total
December 31, 2018	$70,587	$4,568	$75,155
Revisions in estimates and obligations incurred	32,909	—	32,909
Acquired from Tahoe (Note 8)	77,320	732	78,052
Charged (credited) to earnings:
-new provisions	—	2,551	2,551
-change in estimate	—	(252)	(252)
-exchange gains on provisions	—	(265)	(265)
Charged in the year	—	(405)	(405)
Reclamation expenditures	(2,264)	—	(2,264)
Accretion expense (Note 24)	9,903	—	9,903
December 31, 2019	$188,455	$6,929	$195,384
Revisions in estimates and obligations incurred	40,857	—	40,857
Charged (credited) to earnings:
-new provisions	—	2,402	2,402
-change in estimate	—	(1,754)	(1,754)
-exchange gains on provisions	—	(569)	(569)
Charged in the year	—	(165)	(165)
Reclamation expenditures	(2,462)	—	(2,462)
Accretion expense (Note 24)	8,260	—	8,260
December 31, 2020	$235,110	$6,843	$241,953

Maturity analysis of total provisions:	December 31, 2020	December 31, 2019
Current	$12,066	$7,372
Non-Current	229,887	188,012
	$241,953	$195,384
Closure and Decommissioning Cost Provision
The total inflated and undiscounted amount of estimated cash flows required to settle the Company’s estimated future closure and decommissioning costs is $330.6 million (2019 - $290.4 million), which has been inflated using inflation rates of between 0% and 4% (2019 – between 0% and 5%). The total provision for closure and decommissioning cost is calculated using discount rates of between 0% and 8% (2019 - between 2% and 9%). Revisions made to the reclamation obligations in 2020 were primarily a result of increased site disturbance at the mines as well as revisions to the estimate based on periodic reviews of closure plans, actual expenditures incurred and concurrent closure activities completed. These obligations will be funded from operating cash flows, reclamation deposits and cash on hand.
The accretion expense charged to 2020 earnings as finance expense was $8.3 million (2019 - $9.9 million). Reclamation expenditures paid during the current year were $2.5 million (2019 - $2.3 million).
Litigation Provision
The litigation provision, as at December 31, 2020 and 2019, consists primarily of amounts accrued for labour claims at several of the Company’s mine operations. The balance of $6.8 million at December 31, 2020 (2019 - $6.9 million) represents the Company’s best estimate for all known and anticipated future obligations related to the above claims. The amount and timing of any expected payments are uncertain as their determination is outside the control of the Company.